________________________________________________________________
________________________________________________________________

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A
                              No. 1

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         October 12, 1999

                        PSB BANCORP, INC.
      (Exact name of registrant as specified in its charter)

        Pennsylvania                0-24601          23-2930740
(State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)           File Number)       Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA     19103
      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (215)979-7900

                               N/A
  (Former name or former address, if changed since last report.)

________________________________________________________________
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Item 2.  Acquisition or Disposition of Assets

     On October 12, 1999 (the "Effective Date"), First Bank of Philadelphia. ("FBKP"), a Pennsylvania-chartered bank, PSB Bancorp, Inc. ("PSB"), a Pennsylvania corporation and registered bank holding company, and Pennsylvania Savings Bank, a Pennsylvania-chartered stock savings bank, (the "Savings Bank")completed the merger (the "Merger") contemplated by the Agreement and Plan of Reorganization, dated as of March 19, 1999, among such parties (the "Agreement").

     On the Effective Date, pursuant to the Agreement, the Savings Bank merged with and into FBKP, with FBKP surviving the Merger, the separate existence of the Savings Bank ceased, and all property, rights, powers, duties, obligations and liabilities of the Savings Bank were automatically transferred to FBKP, in accordance with Pennsylvania law.

     In connection with the Merger, the Articles of Incorporation of FBKP were amended to, among other things, change the name of FBKP to "First Penn Bank" ("First Penn"). A copy of the Articles of Merger of which the amended Articles of Incorporation are contained therein is filed with this Form 8-K as Exhibit 99.1.

     Immediately prior to completion of the Merger, 1,676,875 shares of common stock of FBKP, par value $0.25 per share ("FBKP Common Stock"), were issued and outstanding and 1,612,500 options for the purchase of FBKP Common Stock ("FBKP Options")were outstanding and immediately exercisable. On the Effective Date, each outstanding share of FBKP Common Stock was automatically converted into 0.857 shares of common stock of PSB, $1.00 par value ("PSB Common Stock")and each outstanding FBKP Option was converted into a right to receive .857 shares of PSB Common Stock. A total of approximately 1,467,265 shares of PSB Common Stock were issued in the Merger and approximately 1,381,912 options were issued for purchase of PSB Common Stock ("PSB Options"). On the Effective Date, the last reported sale price of PSB Common Stock was $6.188 per share. The Merger was treated as a pooling of interests for financial accounting purposes and as a reorganization for federal tax purposes.

     The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Financial Statements of FBKP are incorporated by reference to the Company's Registration Statement on Form S-4,
File No. 99652733, filed on June 25, 1999.

     (b)  Pro forma financial information.

          Pro forma statements of income reflecting the combined operations of the entities for the latest fiscal year are incorporated by reference to the Company's Registration
Statement on Form S-4, File No. 99652733, filed on June 25,
1999.

          The following pro forma statements of income reflect the combined operations of the entities for the interim period ended September 30, 1999.

                                               PSB BANCORP, INC.
                                       CONSOLIDATED STATEMENT OF INCOME

                                  First Bank of Philadelphia       PSB Bancorp, Inc.           Consolidated
                                     Nine Months Ended             Nine Months Ended          Nine Months Ended
                                          30-Sep                         30-Sep                    30-Sep
                                           1999                           1999                      1998
                                        (unaudited)                    (unaudited)               (unaudited)
Interest income
  Interest on Income                     $   3,967                      $   5,584                 $   9,551
  Mortgage-based securities                      -                          1,831                     1,831
  Investment securities                         22                            959                       581
  Tax-exempt interest                            -                            107                       107
  Interest-earning deposits                    192                            606                       798

    Total interest income                    4,181                          9,087                    13,268

Interest expense
  Interest on deposits                       2,137                          4,099                     6,216
  Interest - other                               -                            301                       301
    Total interest expense                   2,137                          4,400                     6,537

    Net interest income                      2,044                          4,687                     6,731

Provision for loan losses                        -                              -                         -

    Net interest income after provision
      For loan losses                        2,044                          4,687                     6,731

Noninterest income
  Gain on sale of loans                                                       391                       391
  Loan fees                                                                    74                        74
  Service charges                                                             313                       313
  Rental income                                                                32                        32
  Other income                                  43                             13                        55

    Total noninterest income                    43                            823                       866

Noninterest Expenses
  Corporation and employee benefits            557                          2,054                     2,611
  Premises and occupancy costs                 412                            519                       936
  Federal Insurance premiums                                                   59                        59
  Data processing                                                             123                       123
  Advertising                                                                  94                        94
  Directors' Fees                                                             151                       151
  Stationery, printing and postage                                             96                        96
  Expenses of real estate owned                                               238                       238
  Other                                        491                            660                     1,151

    Total noninterest expenses               1,465                          3,994                     5,459

Income before provision for income issues      622                          1,516                     2,138

  Provisions for federal and state income taxes
    Current                                    260                            481                       221
  Deferred tax (benefit)
        Total income tax provision                                            481                       221
Net Income                                $     882                      $   1,015                  $  1,917
                                          =========                      =========                  =========

     (c)  Exhibits.

2.1 Articles of Merger between First Bank of Philadelphia and Pennsylvania Savings Bank filed with the Pennsylvania Department of State on October 12, 1999
          (Amended Articles of Incorporation of First Bank are contained therein.)*

*Previously filed



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PSB BANCORP, INC.

Dated:  January 21, 2000      /S/ Anthony DiSandro
                              Anthony DiSandro
                              President and Chief Operating
                              Officer



                          EXHIBIT INDEX

Exhibit
Number         Description


2.1            Articles of Merger between First Bank of
               Philadelphia and Pennsylvania Savings Bank filed with the Pennsylvania Department of State on October 12, 1999 (Amended Articles of
               Incorporation of First Bank are contained therein.)*

*Previously filed





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